Exhibit 99.2
WARRANT CANCELLATION AGREEMENT

This WARRANT CANCELLATION AGREEMENT (the "Agreement") is made and entered into as of the 19th day of December, 2005 by and among QSGI INC., a corporation organized and existing under the laws of the State of Delaware (“QSGI” or the “Company”) and BARRON PARTNERS LP (hereinafter referred to as “Investor”).

PRELIMINARY STATEMENT:

WHEREAS, Investor is the holder of a Common Stock Purchase Warrant dated May 18, 2004 which is currently exercisable to purchase up to 1,866,667 shares of the Company’s Common Stock for $1.50 per share and the holder of a Common Stock Purchase Warrant dated May 18, 2004 which is currently exercisable to purchase up to 2,416,667 shares of the Company’s Common Stock for $3.60 per share (together the “Warrants”); and

WHEREAS, the Investor and the Company intent to memorialize this Agreement whereby the Warrants shall be cancelled for the consideration set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS

1.1 Incorporation by Reference. The foregoing recitals are hereby acknowledged to be true and accurate and are incorporated herein by this reference.

1.2 Superseder. This Agreement is the full and complete agreement between the parties relating to the Warrants and shall supersede any other instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

ARTICLE II

CANCELLATION OF WARRANTS

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

2.1 Cancellation of Warrants. Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, Investor agrees that the Common Stock Purchase Warrant dated May 18, 2004 which is currently exercisable to purchase up to 1,866,667 shares of the Company’s Common Stock for $1.50 per share and the Common Stock Purchase Warrant dated May 18, 2004 which is currently exercisable to purchase up to 2,416,667 shares of the Company’s Common Stock for $3.60 per share are hereby cancelled, no longer exercisable and of no further force and effect.

2.2 Payment to Investor. The Company shall pay the Investor the sum of One Million, Two Hundred Thousand ($1,200,000.00) Dollars for the cancellation of the Warrants. Payment to Investor shall be payable in United States Dollars. Payment to the Investor shall be made on the Closing Date by wire transfer of funds to the account specified by the Investor and provided to the Company.

ARTICLE III

CLOSING DATE AND DELIVERIES AT CLOSING

3.1  Closing Date The closing of the transactions contemplated by this Agreement shall be held at the offices of the Company in Palm Beach, Florida at 10:00 a.m. local time, on December 19, 2005 or on such other date and at such other place as may be mutually agreed by the parties. Document signatures may be transmitted by facsimile with originals to follow.

3.2 Deliveries by the Company. In addition to and without limiting any other provision of this Agreement, the Company agrees to deliver, or cause to be delivered, to the Investor the following:

(a)	Payment of One Million, Two Hundred Thousand ($1,200,000.00) United States Dollars;
(b)	At or prior to Closing, an executed Agreement;
(c)	At or prior to Closing, confirmation that the provisions of Article IV herein have been satisfied; and
(d)	Such other documents or certificates as shall be reasonably requested by the Investor or its counsel.

3.3 Deliveries by Investor. In addition to and without limiting any other provision of this Agreement, Investor agrees to deliver, or cause to be delivered, to the Company the following:

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

(a)	At or prior to Closing, the originals of the Warrants;
(b)	At or prior to Closing, an executed Agreement;
(c)	At or prior to Closing, confirmation that the provisions of Article V herein have been satisfied; and
(d)	Such other documents or certificates as shall be reasonably requested by the Company or its counsel.

In the event any document provided to the other party pursuant to Articles 3.2 and 3.3 herein are provided by facsimile, the party shall forward an original document to the other party within seven (7) business days of Closing.

3.4 Further Assurances. The Company and Investor shall, upon request, on or after the Closing Date, cooperate with each other by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required to consummate or otherwise implement the transactions contemplated by this Agreement

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor (which warranties and representations shall survive the Closing regardless of examinations, inspections, audits and other investigations the Investor has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

4.2 Authority to Enter Into Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

 similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

4.3 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of the obligations hereunder will not: (i) conflict with or violate the Articles or By-Laws of the Company; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to the Company; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party. Excluding from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a material adverse effect upon the Company.

4.4 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

4.5 SEC Documents. Investor acknowledges that the Company is a publicly held company and has made available to the Investor true and complete copies of any requested SEC Documents. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on the Pacific Exchange. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6 Full Disclosure. No representation or warranty made by the Company in this Agreement and no certificate or document furnished or to be furnished to the Investor pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

4.7 Patriot Act. The Company and Investor certify that they have not been

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

designated, and are not owned or controlled by, a “suspected terrorist” as defined in Executive Order 13224. The parties seek to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents and warrants that: (i) none of the cash that the Company will pay to Investor will or has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; (ii) no disbursement by the Company to the Investor, to the extent within the Company’s control, shall cause any party to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001; (iii) the Company has complied with the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 and/or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 and the Company’s business is not derived from, or related to, any activity that is deemed criminal under United States law. The Company shall promptly notify the Investor if any of these representations ceases to be true and accurate regarding the Company. The Company agrees to provide the Investor any additional information regarding the Company that the Investor deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The parties understand and agree that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the parties may undertake appropriate actions to ensure compliance with applicable law or regulation. The parties understand that either may release information about the other and, if applicable, any underlying beneficial owners, to proper authorities, in their sole discretion, if they determine that it is in their best interests in light of relevant rules and regulations under the laws set forth in this section.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that:

5.1 Organization and Standing of the Investor. The Investor is duly organized, validly existing and in good standing under the laws of the state in which it was formed.

5.2 Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary action where appropriate. This Agreement has been duly executed and delivered by the Investor and at the Closing shall constitute valid and binding

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

 obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

5.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Investor's charter documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties  (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of the Investor’s obligations under this Agreement.

5.4 Accredited Investor. The Investor is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments and engaging in transactions of the kind described in this Agreement, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement.

5.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.

5.6 Knowledge of Company. Investor and Investor’s advisor(s-), if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company. The Investor and the Investor’s advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.7 Full Disclosure. No representation or warranty made by the Investor in this Agreement and no certificate or document furnished or to be furnished to the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, Investor does not have any agreement or understanding with any other person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

ARTICLE VI

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS

The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

6.1 No Termination. This Agreement shall not have been terminated pursuant to Article VIII hereof.

6.2 Representations True and Correct. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

6.3 Compliance with Covenants. The Investor shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

6.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

ARTICLE VII

CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATIONS

The obligation of the Investor to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

7.1 No Termination. This Agreement shall not have been terminated pursuant to Article VIII hereof.

7.2 Representations True and Correct. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

7.3 Compliance with Covenants . The Company shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

7.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

8.1.1 by mutual written consent of the Investor and the Company;

8.1.2 by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or by the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VI or Article VII hereof would not be satisfied (a "Terminating Breach"), and such breach shall, if capable of cure, not have been cured within five (5) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

8.1.3 by either party prior to closing, if the Closing Date is after December 31, 2005.

8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Paragraph 8.1 hereof, there shall be no liability on the party of the Company or the Investor or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease,.

8.3 Amendment. This Agreement may be amended by the parties hereto in writing any time prior to the Closing Date by an instrument in writing signed by the parties hereto.

ARTICLE IX

GENERAL PROVISIONS

9.1 Transaction Costs. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants’ fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

9.2 Indemnification. Investor agrees to defend and hold the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement by such Investor or failure by such Investor to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company agrees to defend and hold the Investor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

9.3 Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.4 Entire Agreement. This Agreement constitute the entire agreement of the parties with respect to the Warrants and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

9.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation or overnight courier service; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:	QSGI INC.
70 Lake Drive
Hightstown, NJ 08520

With a copy to:	Burger, Farmer & Cohen, P.L.
1601 Forum Place, Suite 404
West Palm Beach, Florida 33401
Telephone Number: (561) 689-1663
Facsimile Number: (561) 689-1707

If to the Investor:

With a copy to:

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

9.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

9.7 Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

9.8 Preparation of Agreement. This Agreement shall not be construed against any party regardless of who was responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

9.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to applicable principles of conflicts of law.

9.10 Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of Florida. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Florida. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

9.11 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

9.12 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP

9.13 Third Parties  Except as disclosed in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

9.14 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

9.15 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

QSGI INC. By: ____________________________ Title:___________________________	INVESTOR BARRON PARTNERS LP By:_____________________________ Title:___________________________

WARRANT CANCELLATION AGREEMENT
BETWEEN QSGI INC. AND BARRON PARTNERS LP